                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 11, 2000


                               EPRISE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        0-14732               04-2742593
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)


                  200 Crossing Boulevard, Framingham,  MA 01702
          ------------------------------------------------------------
                   (Address of Principal              (Zip Code)
                     Executive Offices)


       Registrant's telephone number, including area code: (508) 661-5200

ITEM 5.  OTHER EVENTS

     On December 11, 2000, Eprise Corporation ("Eprise") issued a press release announcing the authorization by its board of directors of a plan to repurchase, from time to time, an aggregate of up to $4,000,000 in shares of its outstanding Common Stock. The press release is hereby incorporated by reference herein, and attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS

     (a) EXHIBITS.

     EXHIBIT NO.    DESCRIPTION

       99.1         Press Release of Eprise Corporation dated December 11, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      EPRISE CORPORATION


December 11, 2000                     By: /s/ Joseph A. Forgione
                                          -------------------------------------
                                          Joseph A. Forgione
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------
   99.1          Press Release Issued by Eprise Corporation on December 11, 2000